UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 11, 2010

PARADIGM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-09154	83-0211506
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

9715 Key West Avenue, 3rd Floor, Rockville, Maryland (Address of principal executive offices)	20850 (Zip Code)

(301) 468-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Paradigm Holdings, Inc., a Wyoming corporation (“Paradigm Wyoming”), held a special meeting of shareholders on November 11, 2010.  Five proposals were submitted to Paradigm Wyoming’s shareholders and approved at the special meeting.  The proposals are described in detail in Paradigm Wyoming’s previously filed proxy statement for the special meeting.  The following is a brief description of each matter voted upon at the special meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

Reincorporation.  The holders of Paradigm Wyoming’s common stock voted to approve and adopt the Agreement and Plan of Merger dated May 5, 2010 between Paradigm Wyoming and Paradigm Holdings, Inc., a Nevada corporation, to reincorporate Paradigm Wyoming into the State of Nevada as follows:

FOR  28,778,290  AGAINST  36,962   ABSTAIN 15,568  BROKER NON-VOTES 2,232,247

In addition, the holders of all of the outstanding shares of the Company’s Series A-1 Senior Preferred Stock on the record date, 6,115 shares, voting as a separate class, approved this proposal.

Increase Authorized Shares.  The shareholders voted to approve the increase of our authorized shares of Common Stock from 50,000,000 shares to 250,000,000 shares as follows:

FOR  30,800,198  AGAINST  262,538   ABSTAIN 331  BROKER NON-VOTES 0

Voting Rights.  The shareholders voted to approve certain revisions to the Series A-1 Preferred Stock Certificate of Designations with respect to the voting rights of holders of such stock as follows:

FOR  28,767,997 AGAINST  53,360   ABSTAIN 9,463  BROKER NON-VOTES 2,232,247

Approval of Certain Rights.  The shareholders voted to approve certain rights granted to Hale Capital Partners, LP and EREF PARA, LLC in the Series A-1 Preferred Stock Certificate of Designations as follows:

FOR  28,768,018 AGAINST  38,108   ABSTAIN 24,694  BROKER NON-VOTES 2,232,247

Election of Directors.  Each of Raymond A. Huger, Peter B. LaMontagne, John A. Moore and Martin M. Hale, Jr. were elected to hold office as directors until the next annual or special meeting of shareholders following their election or appointment where their successors have been duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Raymond A. Huger	28,793,037	37,783	2,232,247
Peter B. LaMontagne	28,793,037	37,783	2,232,247
John A. Moore	28,793,037	37,783	2,232,247
Martin M. Hale, Jr.	28,793,019	37,801	2,232,247

Item 8.01    Other Information.

Paradigm Wyoming anticipates that its reincorporation into the State of Nevada will be consummated on or about December 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM HOLDINGS, INC.

By:	/s/Richard Sawchak
Richard Sawchak
Chief Financial Officer

Date: November 16, 2010